RS LOW DURATION BOND VIP SERIES

Supplement to Prospectus dated May 1, 2013, as supplemented January 7, 2014

Investment Team

Effective April 11, 2014, the section of the Prospectus titled “Investment Team” is amended and restated in its entirety as follows:

Robert J. Crimmins Jr., co-portfolio manager, has managed the Series since 2004. John Gargana, co-portfolio manager, has managed the Series since 2013. Paul Jablansky, co-portfolio manager, has managed the Series since January 2014. David J. Marmon, co-portfolio manager, has managed the Series since April 2014.

Effective April 11, 2014, Leslie Barbi is no longer co-portfolio manager of RS Low Duration Bond VIP Series, and all references to Ms. Barbi in the Prospectus are removed.

April 11, 2014

REG14Q23

R14-1317